                                                                   EXHIBIT 99.46

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                      fico

                                                                          MASTER & SCHED
                                     % OF  GROSS GROSS   GROSS    GROSS   SUB SERV  REM   REM
           COUNT     BALANCE       BALANCE  RATE MARGIN LIFECAP LIFEFLOOR   FEES    TERM AMORT
           -----     -------       ------- ----- ------ ------- --------- -------- ----- -----
493 - 500      5           711,632   0.04  8.392  6.774 14.759    8.259    0.520    355   355
501 - 510     67        11,171,766   0.60  8.065  6.707 14.549    8.030    0.520    354   354
511 - 520    110        20,377,535   1.10  7.902  6.673 14.337    7.841    0.520    354   354
521 - 530    126        20,355,857   1.10  7.795  6.659 14.266    7.760    0.520    350   350
531 - 540    153        27,780,905   1.50  7.691  6.720 14.169    7.666    0.520    351   351
541 - 550    147        23,987,628   1.29  7.758  6.645 14.301    7.731    0.520    352   352
551 - 560    253        47,390,089   2.56  7.391  6.633 13.827    7.352    0.520    350   351
561 - 570    241        43,739,084   2.36  7.357  6.617 13.845    7.351    0.520    349   350
571 - 580    302        55,193,928   2.98  7.324  6.455 13.729    7.227    0.520    348   352
581 - 590    448        70,626,060   3.81  7.297  6.265 13.494    6.993    0.520    341   352
591 - 600    492        78,208,001   4.22  7.221  6.169 13.403    6.889    0.520    341   353
601 - 610    535        92,948,882   5.02  7.074  6.065 13.245    6.754    0.520    340   352
611 - 620    651       109,575,340   5.91  7.017  5.989 13.156    6.656    0.520    338   352
621 - 630    722       126,013,017   6.80  7.034  6.053 13.145    6.637    0.520    338   354
631 - 640    794       141,435,615   7.63  6.932  5.952 13.040    6.519    0.520    336   351
641 - 650    869       156,809,172   8.46  6.950  5.844 12.991    6.482    0.520    334   352
651 - 660    770       144,300,929   7.79  6.899  5.813 12.943    6.452    0.520    334   352
661 - 670    657       120,882,762   6.52  6.830  5.893 12.866    6.367    0.520    332   350
671 - 680    569       102,413,076   5.53  6.916  5.832 12.961    6.468    0.520    333   352
681 - 690    460        86,434,171   4.67  6.766  5.802 12.853    6.348    0.520    331   350
691 - 700    368        70,282,371   3.79  6.731  5.796 12.822    6.309    0.520    335   353
701 - 710    417        75,323,725   4.07  6.741  5.794 12.793    6.314    0.520    330   351
711 - 720    266        45,625,268   2.46  6.711  5.797 12.754    6.247    0.520    332   354
721 - 730    220        39,267,801   2.12  6.634  5.674 12.619    6.120    0.520    332   353
731 - 740    193        33,573,394   1.81  6.600  5.701 12.587    6.087    0.520    331   353
741 - 750    174        30,900,496   1.67  6.572  5.762 12.648    6.137    0.520    334   352
751 - 760    137        26,761,494   1.44  6.519  5.657 12.511    6.011    0.520    330   351
761 - 770    131        23,485,951   1.27  6.562  5.560 12.608    6.108    0.520    333   353
771 - 780     64        10,262,289   0.55  6.498  5.414 12.573    6.073    0.520    336   354
781 - 790     55         9,525,600   0.51  6.627  5.466 12.660    6.160    0.520    329   352
791 - 800     35         6,692,191   0.36  6.610  5.545 12.599    6.099    0.520    332   354
801 - 810      3           751,558   0.04  6.064  5.786 12.286    5.786    0.520    342   355
811 - 813
          ------ ----------------- ------  -----  ----- ------    -----    -----    ---   ---
          10,434 $1,852,807,586.11 100.00  6.989  6.012 13.150    6.648    0.520    337   352

                                  MONTH
           ORIG INITIAL PERIODIC TO NEXT PROVIDED KNOWN
           TERM   CAP     CAP      ADJ     LTV    FICOS AVG BALANCE LTV>80W/MI
           ---- ------- -------- ------- -------- ----- ----------- ----------
493 - 500  360   1.910   1.000     22     73.95    500      142,326    0.00
501 - 510  360   1.637   1.000     19     75.19    506      166,743    0.00
511 - 520  359   1.606   1.005     19     76.34    516      185,250    0.00
521 - 530  356   1.691   1.006     19     76.82    525      161,554    0.00
531 - 540  357   1.629   1.000     19     76.44    536      181,575    0.00
541 - 550  358   1.742   1.018     20     77.78    546      163,181    0.00
551 - 560  356   1.619   1.004     20     80.40    556      187,313    0.00
561 - 570  355   1.727   1.006     20     80.90    566      181,490    0.00
571 - 580  354   1.661   1.005     20     80.46    576      182,761    0.00
581 - 590  347   1.836   1.001     22     81.28    586      157,647    0.00
591 - 600  347   1.812   1.015     20     82.64    596      158,959    0.00
601 - 610  345   2.034   1.008     21     81.96    606      173,736    0.00
611 - 620  344   1.960   1.014     21     81.65    615      168,318    0.00
621 - 630  344   2.137   1.003     22     81.89    625      174,533    0.00
631 - 640  341   2.079   1.005     23     82.48    636      178,131    0.00
641 - 650  339   2.107   1.001     22     82.68    645      180,448    0.00
651 - 660  339   2.286   1.006     23     82.63    656      187,404    0.00
661 - 670  338   2.215   1.003     22     83.47    665      183,992    0.00
671 - 680  338   2.263   1.000     23     83.66    675      179,988    0.00
681 - 690  337   2.151   1.000     21     83.23    685      187,900    0.00
691 - 700  341   2.252   1.002     22     83.38    695      190,985    0.00
701 - 710  336   2.282   1.002     24     82.35    706      180,632    0.00
711 - 720  337   2.153   1.009     21     82.89    715      171,524    0.00
721 - 730  338   2.303   1.003     22     82.02    726      178,490    0.00
731 - 740  337   2.402   1.000     23     82.57    735      173,955    0.00
741 - 750  340   2.303   1.000     25     81.77    745      177,589    0.00
751 - 760  335   2.421   1.000     24     83.11    755      195,339    0.00
761 - 770  338   2.313   1.000     22     83.19    766      179,282    0.00
771 - 780  341   2.893   1.000     27     79.05    776      160,348    0.00
781 - 790  335   2.530   1.043     25     81.54    784      173,193    0.00
791 - 800  338   2.108   1.000     19     86.02    795      191,205    0.00
801 - 810  347   2.301   1.000     19     85.87    803      250,519    0.00
811 - 813
           ---   -----   -----    ---     -----    ---  -----------    ----
           343   2.070   1.005     22     82.07    644  $177,574.05    0.00

Portfolio->rfcarm

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